AMENDMENT NUMBER SEVEN TO CREDIT AGREEMENT

This Amendment Number Seven to Credit Agreement (“Agreement”) is entered into as of April 30, 2015, by and among WELLS FARGO CAPITAL FINANCE, LLC., a Delaware limited liability company as agent for the Lenders set forth in the signature pages of this Agreement and the Lenders (in such capacity, “Agent”) on the one hand, and DAEGIS INC., a Delaware corporation (“Borrower”), on the other hand, in light of the following:

A. Borrower, Agent and the financial institutions party thereto (the “Lenders”) have previously entered into that certain Credit Agreement, dated as of June 30, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement.

B. Borrower, Agent and Lenders desire to amend the Credit Agreement as provided for and on the conditions herein.

NOW, THEREFORE, the parties hereby amend and supplement the Credit Agreement as follows:

1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Credit Agreement unless specifically defined herein.

2. AMENDMENTS.

2.1 Section 2.1(a)(ii)(B) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(B) [Reserved].

2.2 Section 2.1(c) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(c) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right (but not the obligation) to establish reserves from time to time against the Maximum Revolver Amount in an amount equal to the Bank Product Reserve Amount.

2.3 Section 2.4(e)(i) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(i) [Reserved].

2.4 Section 2.4(f)(i) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(i) [Reserved].

2.5 Section 2.11(a) of the Credit Agreement is hereby amended by deleting clause (i) immediately after the “:” at the end of the first paragraph in its entirety and replacing such clause with the following:

(i) [Reserved].

2.6 Section 14.1(a)(xii) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(xii) amend, modify, or eliminate the definitions of Maximum Revolver Amount or Term Loan A Amount or Term Loan B Amount, or change Section 2.1(c).

2.7 Section 7(a) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

(a) Minimum TTM EBITDA. Achieve TTM EBITDA, measured on a quarter-end basis (on a monthly basis with respect to the periods ending May 31, 2015 and June 30, 2015), of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$2,000,000	For the 12 month period ending April 30, 2015
$1,600,000	For the 12 month period ending May 31, 2015
$1,350,000	For the 12 month period ending June 30, 2015
$5,500,000	For the 12 month period ending July 31, 2015 and on the last day of each fiscal quarter thereafter

2.8 Section 7(b) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

(b) Minimum Qualified Cash. Maintain Qualified Cash at all times, measured on a weekly basis (on the Monday of each week for the immediately preceding week), of at least $2,500,000.

2.9 Section 7(c) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

(c) Minimum Fixed Charge Coverage Ratio. Have a Fixed Charge Coverage Ratio, measured on a fiscal quarter-end basis, of at least 1.1:1.0 for each of the fiscal quarters ended on or after July 31, 2015.

2.10 Section 7(d) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

(d) Minimum Recurring Revenues. Fail to maintain Recurring Revenues, measured on a month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$13,600,000	For the 12 month period ending April 30, 2015
$13,250.000	For the 12 month period ending May 31, 2015
$13,200,000	For the 12 month period ending June 30, 2015
$13,100,000	For the 12 month period ending July 31, 2015 and for each 12 month period ending as of the end of each month thereafter

2.11 Section 12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.

(a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b).

(c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A "CLAIM"). BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d) BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES AND THE STATE OF CALIFORNIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e) NO CLAIM MAY BE MADE BY ANY LOAN PARTY AGAINST THE AGENT, THE SWING LENDER, ANY OTHER LENDER, ISSUING BANK, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(f) IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE "COURT") BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN CLAUSE (C) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

(i) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

(ii) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

(iii) UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

(iv) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE'S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(v) THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

(vi) THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE'S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

(vii) THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

2.12 The definition of “Base Rate Margin” in Schedule 1.1 of the Credit Agreement is hereby amended by deleting the same in its entirety and replacing such definition with the following:

“Base Rate Margin” means 5 percentage points (5.00%).

2.13 The definition of “LIBOR Rate Margin” in Schedule 1.1 of the Credit Agreement is hereby amended by deleting the same in its entirety and replacing such definition with the following:

“LIBOR Rate Margin” means 6 percentage points (6.00%).

2.14 Schedule 1.1 to the Credit Agreement is hereby amended by deleting the following definitions therein: “Credit Amount”, “Credit Amount Certificate”, “Credit Amount Excess”, and “Credit Amount Multiplier”.

2.15 Schedule 1.1 to the Credit Agreement is hereby amended by adding the following definition to the same in the appropriate alphabetical order:

“Seventh Amendment Effective Date” means April 30, 2015.

2.16 Exhibit C-1 to the Credit Agreement is hereby deleted and replaced with the Exhibit C-1 attached to this Amendment.

2.17 Exhibit C-2 and all references to the same in the Credit Agreement are hereby deleted.

3. REVOLVER BLOCK. The Borrower, each Lender and the Agent each hereby acknowledge that, as of the date hereof, the outstanding amount of Advances is $2,527,807.82. No new Advances shall be made after the Seventh Amendment Effective Date unless such Advance is made at Agent’s sole and absolute discretion. Any amounts charged to the Loan Account pursuant to Section 2.6 of the Credit Agreement from and after the Seventh Amendment Effective Date shall be immediately due and payable. It also is understood and agreed that from and after the Seventh Amendment Effective Date, “Availability” shall be deemed to be zero for purposes of any definition, test or condition precedent in the Loan Documents.

4. REPORTING COVENANTS. In addition to any reporting requirements in Schedule 5.1 or in any other section in or schedule to the Loan Documents, Borrower shall deliver to Agent each of the financial statements, reports, or other items set forth below at the following times in form satisfactory to Agent (failure by Borrower to deliver any of the following shall constitute an Event of Default):

4.1 13 Week Cash Flow Projections. Borrower shall deliver to Agent on the first Business Day of each month, Borrower’s updated cash flow projections for the 13 week period commencing with the week on which such projections were due to be delivered, in form and substance satisfactory to Agent in its discretion and certified by Borrower’s Chief Financial Officer, which cash flow projections will be based upon assumptions believed by Borrower to be reasonable at the time of the delivery thereof to Agent (it being understood that although reflecting Borrower’s good faith estimate, projections based on methods and assumptions which Borrower believed to be reasonable at the time such projections were prepared, actual results during the period covered by such projections may differ from projected results).

4.2 Monthly Profit and Loss Statement. Monthly, as soon as available but in any event no later than the date that is 10 Business Days after the end of the applicable month (or, with respect to each April no later than the date that is 15 Business Days after the end of each April), Borrower shall deliver to Agent, the Borrower’s consolidated profit and loss statement for the immediately preceding month on a trailing 12 month basis, which shall include reasonable estimates of the revenues, operating expenses, and EBITDA for each of Archive, DDP, and eDiscovery business divisions, such profit and loss statement in form and substance satisfactory to Agent in its Permitted Discretion.

4.3 Cash Report. On Monday of each week, a report detailing the Borrower’s cash position and where such cash balances is maintained (i.e., deposit accounts, investment accounts, etc.) which report shall be in form and substance satisfactory to Agent.

5. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent, for the benefit of the Lender Group, that, giving effect to this Amendment, all of its representations and warranties set forth in the Agreement are true, complete and accurate in all material respects as of the date hereof (except those which specifically relate to an earlier date).

6. NO DEFAULTS. Borrower hereby affirms to the Lender Group that, giving effect to this Amendment, no Event of Default has occurred and is continuing as of the date hereof.

7. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned on receipt by Agent of: (i) an amendment fee in the amount of $103,456 (the “Amendment Fee”), (ii) a repayment in immediately available funds of at least $1,500,000 of the outstanding principal balance under the Term Loan A, and (iii) a copy of this Amendment duly executed by Borrower, Guarantors, Lenders and Agent.

8. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent’s documented out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of their counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other reasonable fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. Upon the execution of a counterpart of this Amendment by each of the parties hereto and satisfaction of the conditions set forth in Section 7 hereof and upon the fulfillment of such conditions set forth in Section 7, it shall be deemed to be effective as of the Seventh Amendment Effective Date. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10. FURTHER ASSURANCES. Borrower shall execute and deliver all agreements, documents and instruments, in form and substance reasonably satisfactory to Agent, and take all actions as Agent may reasonably request from time to time to perfect and maintain the perfection and priority of the security interests of Agent in the Collateral and to consummate fully the transactions contemplated under this Amendment and the other Loan Documents.

11. EFFECT ON LOAN DOCUMENTS.

11.1 The Credit Agreement, as amended hereby, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The consents, waivers and modifications set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any future waiver of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by any Loan Party remains in the sole and absolute discretion of the Agent and the Lenders.

11.2 Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

11.3 To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

11.4 This Amendment is a Loan Document.

11.5 Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment.

11.6 Neither this Amendment nor any uncertainty or ambiguity herein shall be construed against Agent, any member of the Lender Group, the Bank Product Providers or any Loan Party, whether under any rule of construction or otherwise. This Amendment has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

11.7 The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

11.8 Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. Section, subsection, clause, schedule, and exhibit references herein are to this Amendment unless otherwise specified. Any reference in this Amendment to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash or immediately available funds (or, in the case of Letters of Credit or Bank Products, providing Letter of Credit Collateralization or Bank Product Collateralization, as applicable) of all Obligations other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and that are not required by the provisions of the Credit Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

12. ENTIRE AGREEMENT. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

13. REAFFIRMATION OF OBLIGATIONS. Borrower hereby (a) acknowledges and reaffirms its obligations owing to Agent, the Bank Product Providers, and each other member of the Lender Group under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Borrower hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Guaranty and Security Agreement or any other Loan Document, to Agent, on behalf and for the benefit of the Lender Group and the Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).

14. RATIFICATION. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby. All Obligations owing by Borrower are unconditionally owing by Borrower to Agent and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever.

15. RELEASE.

15.1 In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and each Guarantor, on behalf of itself and its successors, assigns and other legal representatives (Borrower and each Guarantor and all such other persons being hereinafter referred to collectively as “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent and each Lender and all such other persons being hereinafter referred to collectively as “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Releasors may now or hereafter own, hold, have or claim to have against Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

15.2 It is the intention of Borrower and each Guarantor that this Amendment and the release set forth above shall constitute a full and final accord and satisfaction of all claims that may have or hereafter be deemed to have against Releasees as set forth herein. In furtherance of this intention, Borrower and each Guarantor, on behalf of itself and each other Releasor, expressly waives any statutory or common law provision that would otherwise prevent the release set forth above from extending to claims that are not currently known or suspected to exist in any Releasor’s favor at the time of executing this Amendment and which, if known by Releasors, might have materially affected the agreement as provided for hereunder. Each of Borrower, and each Guarantor, on behalf of itself and each other Releasor, acknowledges that it is familiar with Section 1542 of California Civil Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Borrower and each Guarantor, on behalf of itself and each other Releasor, waives and releases any rights or benefits that it may have under Section 1542 to the full extent that it may lawfully waive such rights and benefits, and each of Borrower and each Guarantor, on behalf of itself and each other Releasor, acknowledges that it understands the significance and consequences of the waiver of the provisions of Section 1542 and that it has been advised by its attorney as to the significance and consequences of this waiver.

15.3 Borrower and each Guarantor, understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

15.4 Borrower and each Guarantor, agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

16. COVENANT NOT TO SUE. Borrower and each Guarantor, on behalf of itself, each Releasor and its successors, assigns and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower or any Guarantor, pursuant to Section 15.1 above. If Borrower or any Guarantor, or any of their successors, assigns or other legal representations violates the foregoing covenant, Borrower and each Guarantor, for itself and each other Releasor, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

17. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

18. SEVERABILITY. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

19. ESTOPPEL. To induce Agent to enter into this Amendment and to continue to make advances to Borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, immediately before and after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower or any Guarantor as against Agent or any Lender with respect to the Obligations.

20. REAFFIRMATION OF GUARANTY. The undersigned Guarantors hereby reaffirm and agree that: (a) the Guaranty and the Loan Documents to which they are a party shall remain in full force and effect (including, without limitation, any security interests granted therein) after this Amendment is consummated as if consummated contemporaneously therewith; (b) nothing in the Loan Documents to which it is a party obligates Agent or the Lenders to notify the undersigned of any changes in the financial accommodations made available to the Loan Parties or to seek reaffirmations of the Loan Documents; and (c) no requirement to so notify either the undersigned or to seek the undersigned’s reaffirmations in the future shall be implied by this Section 20.

[The remainder of this page left blank intentionally, signatures to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BORROWER:

DAEGIS INC.,
a Delaware corporation

By:	/s/ Susan K. Conner
Name:	Susan K. Conner
Title:	Chief Financial Officer

GUARANTORS:

UNIFY INTERNATIONAL (US) CORPORATION,
a Delaware corporation

By:	/s/ Susan K. Conner
Name:	Susan K. Conner
Title:	Chief Financial Officer

AXS-ONE INC.,
a Delaware corporation

By:	/s/ Susan K. Conner
Name:	Susan K. Conner
Title:	Secretary and Treasurer

WELLS FARGO CAPITAL FINANCE, LLC,

a Delaware limited liability company, as Agent and sole
Lender

By:	/s/ Chris Parker
Name:	Chris Parker
Title:	Director

EXHIBIT C-1

FORM OF COMPLIANCE CERTIFICATE

[on Borrower’s letterhead]

To:	Wells Fargo Capital Finance, LLC
2450 Colorado Avenue, Suite 3000 West
Santa Monica, CA 90404
Attn: Technology Finance Division Manager

Re:       Compliance Certificate dated _________________

Ladies and Gentlemen:

Reference is made to that certain CREDIT AGREEMENT (as amended or otherwise modified from time to time, the “Credit Agreement”) dated as of June 30, 2011, by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (“Agent”), and DAEGIS INC., a Delaware corporation (the “Borrower”). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Pursuant to Schedule 5.1 of the Credit Agreement and Section 4 of Amendment Number Seven to Credit Agreement, dated as of April 30, 2015 (“the Seventh Amendment”), the undersigned officer of Borrower hereby certifies that:

1. The financial information of Borrower and its Subsidiaries furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Borrower and its Subsidiaries.

2. Such officer has reviewed the terms of the Credit Agreement and the Seventh Amendment and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 5.1 of the Credit Agreement and Section 4 of the Seventh Amendment.

3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrower and its Subsidiaries have taken, are taking, or propose to take with respect thereto.

4. The representations and warranties of Borrower and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on Schedule 3 attached hereto.

5. Borrower and its Subsidiaries are in compliance with the applicable covenants contained in Section 7 of the Credit Agreement as demonstrated on Schedule 4 hereof

Exhibit C-1
1

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this ______ day of _______________, ________.

DAEGIS INC., a Delaware corporation

By:
Name:
Title:

Exhibit C-1
2

SCHEDULE 1

Financial Information

Exhibit C-1
3

SCHEDULE2

Default or Event of Default

Exhibit C-1
4

SCHEDULE3

Representations and Warranties

Exhibit C-1
5

SCHEDULE 4

Financial Covenants

1. Minimum TTM EBITDA.

Borrower’s and its Subsidiaries’ TTM EBITDA, measured on a quarter-end basis (on a monthly basis with respect to the periods ending May 31, 2015 and June 30, 2015), for the quarter (or month in respect of May 2015 and June 2015) period ending __________, __________ is $_____________ , which amount [is/is not] greater than or equal to the amount set forth in Section 7(a) of the Credit Agreement for the corresponding period.

2. Mininum Qualified Cash.

Borrower’s and its Subsidiaries’ Qualified Cash, at all times, measured on a weekly basis, for the week ending __________, 2015 is $__________ , which amount [is/is not] greater than or equal to the amount set forth in Section 7(b) of the Credit Agreement.

3. Mininum Fixed Charge Coverage Ratio.

Borrower’s and its Subsidiaries’ Fixed Charge Coverage Ratio, measured on a fiscal quarter-end basis, for the quarter period ending __________, 2015 is _____:_____ , which ratio [is/is not] greater than or equal to the ratio set forth in Section 7(c) of the Credit Agreement.

4. Mininum Recurring Revenue.

Borrower’s and its Subsidiaries’ Recurring Revenue, measured on a monthly basis, for the month ending __________, 2015 is $__________ , which amount [is/is not] greater than or equal to the amount set forth in Section 7(d) of the Credit Agreement for the corresponding period.

Exhibit C-1
6